UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2007

Indevus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-18728	04-3047911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Hayden Avenue

Lexington, MA 02421-7966

(Address of principal executive offices)

Registrant’s telephone number, including area code: (781-861-8444)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as a further amendment (Amendment No. 3) to the Current Report on Form 8-K filed by Indevus Pharmaceuticals, Inc. with the Securities and Exchange Commission on April 17, 2007, as amended by Indevus on Form 8-K/A filed on May 11, 2007 and Form 8-K/A filed on June 22, 2007, each under Items 2.01 and 9.01 (the “Original 8-K”), announcing the completion of its acquisition of Valera Pharmaceuticals, Inc. This Amendment No. 3 is being filed by Indevus to provide the exhibits pertaining to financial statements and pro forma financial information that were previously filed with the Form 8-K/A filed on May 11, 2007 via incorporation by reference to the Amendment No. 1 to Registration Statement on Form S-4 filed by Indevus with the Securities and Exchange Commission on March 12, 2007. The information previously reported in the Original 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by this Item with respect to the merger described in Item 2.01 in the Original 8-K, as modified hereby, were included as part of the Amendment No. 1 to Registration Statement on Form S-4 filed by Indevus with the Securities and Exchange Commission on March 12, 2007 and are attached hereto as Exhibit 99.1 and incorporated herein by this reference. Any specific page number, section and other related references contained in Exhibit 99.1 refer to the Amendment No. 1 to Registration Statement on Form S-4 filed by Indevus with the Securities and Exchange Commission on March 12, 2007 with which these financial statements were originally filed.

(b) Pro forma financial information.

The pro forma financial information required by this Item with respect to the merger described in Item 2.01 in the Original 8-K, as modified hereby, were included as part of the Amendment No. 1 to Registration Statement on Form S-4 filed by Indevus with the Securities and Exchange Commission on March 12, 2007 and are attached hereto as Exhibit 99.2 and incorporated herein by this reference. Any specific page number, section and other related references contained in Exhibit 99.2 refer to the Amendment No. 1 to Registration Statement on Form S-4 filed by Indevus with the Securities and Exchange Commission on March 12, 2007 with which this pro forma financial information was originally filed.

(d) Exhibits.

Exhibit No.	Description
23	Consent of Ernst & Young LLP

99.1	Financial statements of Valera Pharmaceuticals, Inc.

99.2	Proforma financial information pertaining to Indevus’ acquisition of Valera Pharmaceuticals, Inc.

Note Regarding Forward Looking Statements

This filing may contain forward-looking statements that involve risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties are set forth in the Company’s filings under the Securities Act of 1933 and the Securities Exchange Act of 1934 under “Risk Factors” and elsewhere, and include, but are not limited to: dependence on the success of SANCTURA, SANCTURA XR, NEBIDO, VANTAS and SUPPRELIN LA; effectiveness of our sales force; competition and its effect on pricing, spending, third-party relationships and revenues; dependence on third parties for supplies, particularly for histrelin, manufacturing, marketing, and clinical trials; risks associated with being a manufacturer of some of our products; risks associated with contractual agreements, particularly for the manufacture and co-promotion of SANCTURA and SANCTURA XR and the manufacture of NEBIDO, VANTAS, SUPPRELIN LA and VALSTAR; reliance on intellectual property and having limited patents and proprietary rights; dependence on market exclusivity, changes in reimbursement policies and/or rates for SANCTURA, VANTAS, SUPPRELIN LA, DELATESTRYL and any future products; acceptance by the healthcare community of our approved products and product candidates; uncertainties relating to clinical trials, regulatory approval and commercialization of our products, particularly SANCTURA XR, NEBIDO, and VALSTAR; product liability and insurance uncertainties; risks relating to the Redux-related litigation; need for additional funds and corporate partners, including for the development of our products; history of operating losses and expectation of future losses; uncertainties relating to controls over financial reporting; difficulties in managing our growth; valuation of our Common Stock; risks related to repayment of debts; risks related to increased leverage; general worldwide economic conditions and related uncertainties; and other risks. Indevus undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEVUS PHARMACEUTICALS, INC.
Dated: January 7, 2008
	By:	/s/ Michael W. Rogers
Michael W. Rogers
Executive Vice President, Treasurer and Chief Financial Officer